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                                                                   EXHIBIT 10.23

                           HEALTH FITNESS CORPORATION
                COMPENSATION ARRANGEMENTS FOR EXECUTIVE OFFICERS
                              FOR FISCAL YEAR 2005

      The Health Fitness Corporation Compensation Committee set the 2005 fiscal year base salaries and stock option grants for the executive officers and determined the amount of incentive bonus for each executive officer based on 2004 performance as set forth below. In addition, the executive officers may participate in our 401(k) plan, employee stock purchase plan and medical and disability plans, as well as other compensatory plans, contracts and arrangements which are filed as exhibits to our Form 10-K for the year ended December 31, 2004.

                                                                                                        STOCK
                                                                 2005 ANNUAL    2004 INCENTIVE    OPTIONS GRANTED
EXECUTIVE OFFICER AND TITLE                                      BASE SALARY         BONUS            IN 2005*
Jerry V. Noyce                                                   $   250,096    $       73,558        40,000
 Chief Executive Officer and President
Wesley W. Winnekins                                              $   162,000    $       33,000        10,000
 Chief Financial Officer and Treasurer
Jeanne C. Crawford                                               $   136,105    $       13,024         7,500
 Vice President, Human Resources and Secreatary
James A. Narum                                                   $   129,422    $       14,823         7,500
 National Vice President of Account Services-Fitness
   Management
David Hurt                                                       $   122,529    $       19,080         7,500
 National Vice President of Account Services-Fitness
   Management
Katherine Hamlin                                                 $   112,342    $       10,000        15,000
 National Vice President of Account Services-Health Management
Brian Gagne                                                      $   131,890    $       21,456        15,000
 Vice President, Programs and Partnerships
Michael Seethaler                                                $   124,200    $       10,000        15,000
 National Vice President, Business Development
Ralph Colao                                                      $   126,677    $       10,000        15,000
 Vice President, Consulting and Best Practices

*These stock options were granted during the quarter ended March 31, 2005, and vest to the extent of 25% annually over a period of four years.